Exhibit 99.2
January 12, 2009
Securities and Exchange Commission
100 F. Street, NE
Washington, D.C. 20549
Dear Ladies and Gentlemen:
We have read the disclosure by Syntroleum Corporation set forth in Item 4.01 Changes in Registrants Certifying Accountants of the Company’s Current Report on Form 8-K dated January 12, 2009 (the Current Report) and are in agreement with the disclosure in the Current Report, insofar as it pertains to our predecessor firm, Tullius Taylor Sartain & Sartain LLP.
Sincerely,
HoganTaylor LLP
/s/ Randa R. Vernon
Randa R. Vernon, CPA
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